UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

________________________________________________________________

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IDEAL POWER INC.

(Name of Registrant as Specified In Its Charter)
________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 28, 2017

To the Stockholders of Ideal Power Inc.:

It is my pleasure to invite you to attend Ideal Power Inc.’s 2017 Annual Meeting of Stockholders, to be held on Wednesday, June 21, 2017 at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799. The Annual Meeting will begin promptly at 8:30 a.m. local time.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you expect to attend, please date, sign, and return your proxy card in the enclosed envelope or vote by using the Internet according to the instructions in the proxy statement to assure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting and follow the instructions in the proxy statement, you may vote your shares in person even though you have previously voted by proxy. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

On behalf of your Board of Directors, thank you for your continued support and interest.

Sincerely,

R. Daniel Brdar
President and Chief Executive Officer

4120 Freidrich Lane, Suite 100
Austin, Texas 78744
www.idealpower.com

IDEAL POWER INC.

4120 Freidrich Lane, Suite 100
Austin, Texas 78744
Telephone (512) 264-1542

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 21, 2017

To the Stockholders of Ideal Power Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Ideal Power Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held on Wednesday, June 21, 2017, at 8:30 a.m. local time at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799, for the following purposes:

1	To elect four directors to serve until the 2018 Annual Meeting of stockholders;
2	To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
3	Any other business that may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is April 25, 2017. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Timothy W. Burns
Corporate Secretary

Austin, Texas
April 28, 2017

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote as soon as possible. We encourage you to vote via the Internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”

i

-ii-

IDEAL POWER INC.

4120 Freidrich Lane, Suite 100
Austin, Texas 78744
Telephone (512) 264-1542

PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2017

AVAILABILITY OF PROXY MATERIALS

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Ideal Power Inc. (the “Company”, “Ideal Power”, “we”, “us” or “our”), which will be held on Wednesday, June 21, 2017, at 8:30 a.m. local time at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799.

On or about May 8, 2017, we will begin mailing to our stockholders a copy of this proxy statement, a proxy card and our Annual Report on Form 10-K. The proxy card also instructs you how you may submit your proxy over the Internet.

EXPLANATORY NOTE

We are an “emerging growth company” under applicable federal securities laws and are, therefore, permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (ii) December 31, 2018; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?
You have received these proxy materials because the Board of Directors (the “Board”) of the Company is soliciting your proxy to vote at the Annual Meeting.

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 25, 2017 (the “record date”) will be entitled to vote at the Annual Meeting. On the record date, there were 13,996,782 shares of the Company’s common stock (“Common Stock”) outstanding. The holders of Common Stock have the right to one vote for each share they held as of the record date.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the place of the Annual Meeting on June 21, 2017 and will be accessible for ten days prior to the Annual Meeting at our principal place of business, 4120 Freidrich Lane, Suite 100, Austin, Texas 78744, between the hours of 9:00 a.m. and 5:00 p.m. local time.

What am I voting on?
The following matters scheduled for a vote:

•	election of four directors;

•	ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•	any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

How do I vote?
If on April 25, 2017, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, then you are a stockholder of record. Stockholders of record may vote by using the Internet or by mail as described below. Stockholders also may attend the Annual Meeting and vote in person. If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

Stockholders of record may vote by using the Internet at www.proxyvote.com and following the instructions for Internet voting on the proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 20, 2017. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

Stockholders of record may also vote by mail, by completing and mailing in the paper proxy card included with this proxy statement.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If your shares are held by your bank or broker as your nominee (that is, in “street name”), you must obtain a proxy, executed in your favor, from the holder of record (the bank or broker) to be able to vote in person at the Annual Meeting.

What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “for” the election of all four nominees for director, and (ii) “for” ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017. However, with respect to (i) of the preceding sentence, if you are not a record holder, such as where your shares are held through a broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:
•You may submit another properly completed proxy card with a later date.
•You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 4120 Freidrich Lane, Suite 100, Austin, Texas 78744.
•You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” and (with respect to proposals other than the election of directors) “against” votes, abstentions and broker non-votes. Abstentions will have no effect on the vote total for Proposal 1 (election of four directors). Abstentions will be counted towards the vote total for Proposal 2 (ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017), and will have the same effect as “against” votes. Broker non-votes, as described in the next paragraph, have no effect and will not be counted towards the vote total for any proposal.

If your shares are held in “street name”, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm may vote your shares on Proposal 2, but will not be permitted to vote your shares of common stock with respect to Proposal 1 unless you provide instructions as to how your shares should be voted. If an executed proxy card is returned by a bank or broker holding shares which indicates that the bank or broker has not received voting instructions and does not have discretionary authority to vote on the proposals, the shares will not be considered to have been voted in favor of the proposals. Your bank or broker will vote your shares of common stock on Proposal 1 only if you provide instructions on how to vote by following the instructions they provide to you.

How many votes are needed to approve each proposal?

•	For Proposal 1, the election of directors, the four nominees receiving the most “for” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

•
Proposal 2, to ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017, must receive a “for” vote from the majority of all outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon either in person or by proxy. If you “abstain” from voting, it will have the same effect as an “against” vote. Broker non-votes will have no effect.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if a majority of all shares outstanding on April 25, 2017, the record date, are represented at the Annual Meeting present in person or by proxy. On the record date, there were 13,996,782 shares of Common Stock outstanding and entitled to vote. Therefore, 6,998,392 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the end of the Annual Meeting.

How can I communicate with the Board of Directors?
Stockholders wishing to communicate with the Board may send a written communication addressed to the Corporate Secretary of Ideal Power Inc. at 4120 Freidrich Lane, Suite 100, Austin, Texas 78744. The Corporate Secretary will screen all communications for product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material before forwarding to the Board.

DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of our directors and executive officers, and information about each of them as of April 25, 2017, are set forth below. Our business affairs are managed under the direction of our board of directors, which is currently comprised of five members. William C. Alexander's term will expire at the Annual Meeting and he is not being nominated for reelection. We sincerely thank Mr. Alexander for his service to our Board. Mr. Alexander will continue to serve until his term expires at the Annual Meeting, at which time our Board will consist of four members with one vacancy. Thus, the Board is nominating four nominees for election. Mr. Alexander will continue to serve as our Chief Technology Officer.

Name	Age	Position
R. Daniel Brdar	57	Chief Executive Officer, President and Director
Timothy W. Burns, CPA	42	Chief Financial Officer, Secretary and Treasurer
William C. Alexander	61	Chief Technology Officer and Director
Ryan O’Keefe	49	Senior Vice President, Business Development
Mark L. Baum, J.D.	44	Director
Lon E. Bell, Ph.D.	76	Interim Chairman of the Board
David B. Eisenhaure	71	Director

Biographical information with respect to our executive officers and directors is provided below. There are no family relationships between any of our executive officers or directors.

R. Daniel Brdar, Chief Executive Officer, President and Director
Mr. Brdar joined Ideal Power on January 8, 2014 as our Chief Executive Officer and Chairman of the Board, a position he held until March 9, 2017, when the role of Chairman of the Board was separated from the role of Chief Executive Officer. He has over 25 years of experience in the power systems and energy industries and has held a variety of leadership positions during his career. Prior to joining the Company, Mr. Brdar was Chief Operating Officer of Petra Solar Inc. from March 2011 to May 2013. From January 2006 to February 2011, Mr. Brdar was Chief Executive Officer of FuelCell Energy, Inc., a publicly traded company. Mr. Brdar also served as President of Fuel Cell Energy, Inc. from August 2005 to February 2011 and Chairman of the Board of Directors from January 2007 until April 7, 2011. Prior to his employment with FuelCell Energy, Inc., which began in 2000, Mr. Brdar held management positions at General Electric Power Systems from 1997 to 2000 where he focused on new product introduction programs and was product manager for its gas turbine technology. Mr. Brdar was Associate Director, Office of Power Systems Product Management at the U.S. Department of Energy where he held a variety of positions from 1988 to 1997, including directing the research, development and demonstration of advanced power systems, including gas turbines, gasification systems and fuel cells. Mr. Brdar received a B.S. in Engineering from the University of Pittsburgh in 1981. Mr. Brdar brings to our board of directors experience as an executive officer of a publicly traded company, knowledge of the renewable energy and power electronics markets, and experience and familiarity with our business as our Chief Executive Officer.

Timothy W. Burns, CPA, Chief Financial Officer, Secretary and Treasurer
On October 21, 2013, Timothy W. Burns joined Ideal Power as our Chief Financial Officer and Treasurer and on November 18, 2013 he was appointed as our Secretary. Prior to joining the Company, Mr. Burns was employed by Rainmaker Systems, Inc., a publicly traded company, from November 2010 until February 2013, first as the company’s Controller and, beginning in April 2011, as its Chief Financial Officer. Mr. Burns also served as Interim President and Chief Executive Officer of Rainmaker Systems, Inc. from October 2012 to December 2012. Prior to his employment with Rainmaker Systems, Inc., Mr. Burns was employed by Dean Foods Company, a publicly traded company, from 2001 until November 2010 where he held various positions in finance and accounting including Director of Corporate Accounting from 2008 to November 2010. From 1998 to 2001, Mr. Burns was employed by Deloitte & Touche, LLP as an auditor. Mr. Burns has a Master’s Degree in Professional Accounting from the University of Texas and a Bachelor’s Degree in Accounting from the University of Southern California. He is a public accountant certified in Texas.

William C. Alexander, Chief Technology Officer and Director
Mr. Alexander founded Ideal Power in 2007 and joined us full time in January 2010 as our Chief Technology Officer. Mr. Alexander was a director of Ideal Power from 2007 through 2012 and re-joined our Board as a director on January 8, 2014. Mr. Alexander oversees the technology development of all of our products and inventions. Prior to joining the company, Mr. Alexander was a Principal Engineer II for BAE Systems, Inc. in Austin, Texas from June 1999 through January 2010. Mr. Alexander led efforts to develop various weapons systems including LIDAR seekers for air-to-air and air-to-ground applications. Before BAE, Mr. Alexander held various technology and engineering roles with Symtx, Inc., Tracor Aerospace, Inc. and Croft and Company. Mr. Alexander has had over 70 patents granted and numerous patents pending. He has a Master of Science in Mechanical Engineering and a Bachelor of Science in Mechanical Engineering from the University of Texas at Austin. Mr. Alexander brings to our board of directors technological experience, a demonstrated ability to commercialize inventions and familiarity with our business as our founder and Chief Technology Officer.

Ryan O’Keefe, Senior Vice President, Business Development
Mr. O’Keefe joined Ideal Power in September 2014 as our Senior Vice President, Business Development. Prior to joining the Company, Mr. O’Keefe was Senior Vice President and Chief Revenue Officer at energy storage start-up Younicos Inc. (formerly Xtreme Power, Inc.) from April 2014 to September 2014 and Senior Vice President, Business Development, from May 2012 until April 2014, where he led top line growth including sales, product development, product marketing, and regulatory affairs, and transformed the business from demonstration projects to well-defined products with economic value. Xtreme Power filed for bankruptcy in January 2014 and was acquired out of bankruptcy by Younicos. Prior to Xtreme Power, Mr. O’Keefe spent eight years in leadership positions with NextEra Energy Inc. from May 2004 until May 2012, including Vice President of Solar Development. During his tenure at NextEra, Mr. O’Keefe successfully started and led several new ventures including the company’s entry into Canada, solar and the energy storage markets. He served on the Board of Directors of the Solar Energy Industries Association (SEIA) as well as the Energy Storage Association’s Advocacy Council. Mr. O’Keefe spent 14 years with General Electric Company in the Power, Capital, and International business units in the U.S. and Mexico. He received his Bachelor’s Degree in Electrical Engineering from the University of Connecticut and an MBA from Columbia University.

Mark L. Baum, J.D., Director
Mark L. Baum joined our Board in November 2012. Mr. Baum is a founder, member of the board of directors and Chief Executive Officer of Imprimis Pharmaceuticals, Inc. In 2011, Mr. Baum led the restructuring and reorganization of Imprimis. Mr. Baum was appointed as a director of the Imprimis in December 2011, served as the Chairman of the board of directors from December 2011 to April 2012, and was appointed as Chief Executive Officer in April 2012. Mr. Baum, from 2001 to 2011, was the founder and managing director of TBLF, LLC, a consulting firm and fund manager, where he managed a series of three funds and acted as a principal investor in financing publicly traded companies and bridge-to-public equity transactions. Before his fund management experience, Mr. Baum founded and served as the president of YesRx Corp. and practiced as a U.S. securities lawyer focused on public company reporting requirements and finance-related matters. Mr. Baum is a senior advisor to Curology, Inc., a privately held venture capital backed dermatology focused business. Mr. Baum brings to our board of directors years of public company executive experience, including knowledge of securities laws, reporting requirements and public company finance-related issues.

Lon E. Bell, Ph.D., Interim Chairman of the Board of Directors
Dr. Bell joined our Board in November 2012 and was named Interim Chairman of the Board on March 9, 2017. He founded Amerigon Inc., now Gentherm (THRM) in 1991. Dr. Bell served many roles at Amerigon, including Chief Technology Officer until December 2010, Director of Technology until 2000, Chairman and Chief Executive Officer until 1999, and President until 1997. Dr. Bell served as the Chief Executive Officer and President of BSST LLC, a subsidiary of Amerigon from September 2000 to December 2010. He served as a Director of Amerigon from 1991 to 2012. Previously, Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components, and served as Technar’s Chairman and President until selling majority ownership to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991. He co-founded Mahindra REVA Electric Vehicle Co Ltd. in 1994 and served on its Board of Directors until 2016. He currently serves on the Board of Directors of ClearSign Combustion Corporation (CLIR), where he serves as Chair of the Compensation Committee and as Chairman of the Board of Directors, and CDTi (CDTI), where he also serves as Chair of the Compensation and Nominating Committee and Chair of the Technology Committee. Since April 2014, he has been Chairman of the External Advisory Board at the California Institute of Technology Mechanical and Civil Engineering Department and has served as a board member since 2008. Between 2010 and 2014 he served as an Advisory Board member at Michigan State University and University of Santa Barbra Energy Frontiers Research Centers. Dr. Bell is a leading expert in the design and mass production of thermoelectric products. He has authored more than 30 publications in the areas of thermodynamics of thermoelectric systems, automotive crash sensors, and other electronic and electromechanical devices. Five of his inventions have gone into mass production. Dr. Bell received a BSc. in Mathematics, a MSc. in Rocket Propulsion, and a Ph.D. in Mechanical Engineering from the California Institute of Technology. Dr. Bell brings to our board of directors the demonstrated ability to commercialize inventions.

David B. Eisenhaure, Director
Mr. Eisenhaure joined our Board in August 2013. From February 1985 until May 2008, Mr. Eisenhaure served as the President and Chief Executive Officer of SatCon Technology Corporation, a public corporation, which he founded. He was also a director of that company from February 1985 until his resignation in July 2009. After his resignation as an executive officer from SatCon Technology Corporation, Mr. Eisenhaure assisted that company with the transition to a new management team. He retired from active employment in March 2009. SatCon Technology Corporation developed products that contributed to the advancement of the utility, hybrid vehicle, ship building, industrial automation, semiconductor processing, and defense markets. Prior to founding SatCon Technology Corporation, Mr. Eisenhaure was the Technical Director of the Energy Systems Division at Draper Laboratory, where the research of his group included magnetic bearings, flywheels, energy storage, advanced solid state power converters, advanced motors and generators, and adaptive control systems for highly dynamic and otherwise unstable systems. Prior to his employment with Draper Laboratory, Mr. Eisenhaure worked at the Massachusetts Institute of Technology Instrumentation Laboratory, first as a graduate student research assistant and then as a staff engineer, designing and developing electromagnetic and thermal control systems to support the national space and defense programs. From 1985 to 1997 he held the position of Lecturer in the Mechanical Engineering Department at the Massachusetts Institute of Technology, where he collaborated with faculty and students on research, especially thesis-related research at both the Master’s and Ph.D. levels. He has been awarded over 20 patents from the U.S. Patent and Trademark Office covering inventions in magnetic suspensions, motor drives and controls, flywheel systems, automotive components, energy storage, and solid state power converters. Mr. Eisenhaure holds a Bachelor of Science degree, a Master of Science degree, and an Engineer’s Degree in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Eisenhaure brings to our board of directors years of public company executive experience, extensive experience in the field of electrical technology and a relevant educational background.

To the best of our knowledge, none of our directors or executive officers has, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance
To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent shareholders were timely filed except as follows: (i) Mr. Baum, Mr. Eisenhaure and Dr. Bell each received an automatic annual stock option grant on January 3, 2017; however, the Form 4s relating to the grants were inadvertently not filed until January 20, 2017.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure
The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. On March 9, 2017, the Board determined that, consistent with corporate governance best practices, it was in the best interest of the Company to separate the role of Chairman of the Board from the role of Chief Executive Officer. We believe this structure is optimal for us because it avoids any duplication of effort between the Chairman and the Chief Executive Officer and permits our Chief Executive Officer to focus his efforts on the day-to-day management of the Company. This separation provides strong leadership for the board and the Company through the Chairman, while also positioning our Chief Executive Officer as our leader in the eyes of our employees and other stakeholders. The board may reconsider the best board leadership structure for us from time to time. To this end, the Board elected Dr. Lon Bell as Interim Chairman of the Board. Dr. Bell has been a director of the Board since November 2012.

Independence of the Board of Directors
As required by the listing standards of The Nasdaq Stock Market (“Nasdaq”), a majority of the members of our Board of Directors must qualify as “independent,” as affirmatively determined by our Board of Directors.

After investigation, our Board of Directors affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for R. Daniel Brdar and William Alexander, both of whom are officers of the Company.

Information Regarding the Board of Directors and its Committees
The Board has three standing committees that have members (Lon E. Bell, Mark L. Baum and David B. Eisenhaure) who satisfy the independence standards of the Securities Exchange Act of 1934 and Nasdaq’s rules. These committees are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Mr. Baum, whom the

Board has determined qualifies as an “audit committee financial expert,” is Chairman of the Audit Committee, Dr. Bell is Chairman of the Compensation Committee, and Mr. Eisenhaure is Chairman of the Nominating and Corporate Governance Committee. In addition to acting by written consent, during the year ended December 31, 2016, the Board held 15 meetings, the Audit Committee held 8 meetings, the Compensation Committee held 5 meetings and the Nominating and Corporate Governance Committee held 4 meetings. Each of our directors attended all, or greater than the requisite percentage, of the aggregate Board meetings and meetings of the Board committee(s) of which he is a member per Item 407 of Regulation S-K of the Securities Act of 1933, as amended. We do not have a policy with regard to attendance by members of the Board at the Annual Meeting. Four of the members of our Board attended the 2016 Annual Meeting.

Each of the committees of the Board operates pursuant to a charter. Copies of the charters can be viewed on our website at www.idealpower.com — Investors/Corporate Governance/Governance Documents.

Audit Committee
The role of the Audit Committee is to:

•	oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

•	oversee management’s maintenance of internal controls and procedures for financial reporting;

•	oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

•	oversee the independent auditor’s qualifications and independence;

•	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

•	prepare the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement;

•	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation; and

•	review, at least annually, the adequacy of the committee charter.

Compensation Committee
The role of the Compensation Committee is to:

•	develop and recommend to the Board the annual compensation (base salary, bonus, stock options and other benefits) for our Chief Executive Officer;

•	review, approve and recommend to the Board the annual compensation (base salary, bonus and other benefits) for all of our executives and for members of the Board;

•	review, approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans and to administer such plans;

•
review, approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers;

•	review our incentive compensation arrangements to determine whether they encourage excessive risk-taking;

•	develop and recommend to the board of directors for approval a Chief Executive Officer succession plan; and

•	review, at least annually, the adequacy of the committee charter.

Nominating and Corporate Governance Committee
The role of the Nominating and Corporate Governance Committee is to:

•	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

•	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

•	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

•	review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

•	annually recommend to the Board persons to be nominated for election as directors;

•	recommend to the Board the members of all standing Committees;

•	adopt or develop for Board consideration corporate governance principles and policies;

•	review stockholder nominations for candidacy to the Board, if any, and any stockholder proposals affecting corporate governance, and make recommendations to the Board accordingly;

•
periodically review and report to the board of directors on the effectiveness of corporate governance procedures and the board of directors as a governing body, including conducting an annual self-assessment of the board of directors and its standing committees; and

•	review, at least annually, the adequacy of the committee charter.

Policy with Regard to Stockholder Proposals and Director Recommendations
Our Nominating and Corporate Governance Committee (the “Governance Committee”) believes that the minimum qualifications and skills that candidates for director should possess include the highest professional and personal ethics and values, experience at the policy-making level in business, government, education, technology or public interest, a commitment to enhancing stockholder value and sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The Governance Committee also considers the following factors, in no particular order of importance: (i) various and relevant career experience, (ii) relevant skills, such as an understanding of the Company’s business, (iii) financial expertise, (iv) diversity and (v) local and community ties. However, the Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. While we do not have a formal policy on diversity, our Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, our Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Governance Committee will also determine whether the nominee is independent. In conducting a search for director candidates, the Governance Committee may use its network of contacts to compile a list of potential candidates, but it may also engage, if it deems appropriate, a professional search firm. The Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. Thereafter, the Governance Committee will meet to discuss and consider such candidates’ qualifications and select a nominee for recommendation to the Board.

The Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Governance Committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation, in accordance with Article 12 of our Certificate of Incorporation and our Bylaws.

Compensation Committee Interlocks and Insider Participation
During 2016, Dr. Lon E. Bell, Mr. Mark L. Baum and Mr. David B. Eisenhaure, all of whom were determined to be independent using the criteria set forth in Rule 5605(a)(2) of the rules of Nasdaq and SEC rules and regulations as they apply to compensation committee members, served on the Compensation Committee of the Company’s Board of Directors. None of our executive officers served on the Compensation Committee during 2016 and there were no relationships during 2016 that are required to be disclosed pursuant to Item 407(d)(4)(iii) of Regulation S-K.

Risk Oversight Management
Our Board provides risk oversight for the Company by regularly receiving and reviewing management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

Code of Business Conduct and Ethics
The Board of Directors has adopted a code of business conduct and ethics (the Code) designed to deter wrongdoing and to promote honest and ethical conduct. The Code applies to all of our directors, executive officers and employees. The Code may be found on our website at www.idealpower.com — Investors/Corporate Governance/Governance Documents.

Director Compensation
On January 3, 2014, our board of directors approved annual compensation to be paid to the independent directors, effective January 1, 2014, as follows: each of the independent directors receives cash compensation of $50,000 and options to purchase shares of our common stock having a grant date fair value of $50,000. The options awarded to independent directors vest in equal quarterly installments over the one year period following the date of grant. All directors are reimbursed ordinary and reasonable expenses incurred in exercising their responsibilities. The following table describes the compensation paid to members of our board of directors during the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Mark Baum	$50,000	$50,000	$100,000
Lon E. Bell	$50,000	$50,000	$100,000
David B. Eisenhaure	$50,000	$50,000	$100,000

(1)
The amounts included in this column are the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of option awards granted in 2016 to the independent directors. Assumptions used to determine the grant date fair value of the stock option awards are set forth in Note 10 to our audited financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2017. These amounts do not necessarily reflect the actual value that may be recognized by the individual upon option exercise.

EXECUTIVE COMPENSATION

The following table summarizes compensation earned during the years ended December 31, 2016 and 2015 by our Chief Executive Officer, our Chief Financial Officer and each of the other two highest paid executive officers for 2016. These individuals are sometimes referred to in this report as the Named Executive Officers (“NEOs”).

Summary Compensation Table

Name and Principal Position		Salary	Bonus(1)	Stock Awards(2)	Option Awards	All Other Compensation(3)	Total
R. Daniel Brdar Chief Executive Officer and President	2016	$315,000	$115,000	$270,563	—	$18,169	$718,732
	2015	$300,000	$167,750	—	—	$23,800	$491,550

Timothy Burns Chief Financial Officer, Secretary and Treasurer	2016	$210,000	$60,000	$158,730	—	$5,800	$434,530
	2015	$200,000	$75,000	—	—	$1,538	$276,538

William Alexander Chief Technology Officer	2016	$234,500	$44,000	—	—	$21,798	$300,298
	2015	$223,267	$52,166	—	—	$27,094	$302,527

Ryan O’Keefe Senior Vice President, Business Development	2016	$230,000	$50,000	—	—	$33,090	$313,090
	2015	$225,000	$95,625	$405,997	—	$27,107	$753,729

(1)	Bonus represents annual performance bonus.

(2)
The stock awards consists of performance stock units having a grant date fair value based upon the probable outcome of the attainment of pre-established performance objectives. The amounts included in this column are the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of equity awards granted to the NEOs. Assumptions used to determine the grant date fair value of the equity awards are set forth in Note 10 to our audited financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2017. These amounts do not necessarily reflect the actual value that may be recognized by the individual upon vesting.

(3)	Other compensation for 2016 includes earned but unused vacation and Company-paid insurance benefits, if applicable.

Current and Future Compensation Practices
Currently, compensation for our NEOs consists of base salary, cash bonuses and awards of stock options and/or performance stock units through the Company’s 2013 Amended and Restated Equity Incentive Plan. We believe that a combination of cash and equity awards will allow us to attract and retain the services of individuals who will help us achieve our business objectives, thereby increasing value for our stockholders. We believe that share ownership by our NEOs is an effective method to deliver superior stockholder returns by increasing the alignment between the interests of our NEOs and our stockholders. However, we have not established stock ownership guidelines for our NEOs.

In setting the compensation for our NEOs, we look primarily at the person’s responsibilities, at the person’s experience and education, at our ability to replace the individual, and at market benchmarking data for public companies with similar characteristics to us. We expect the base salaries of our NEOs to remain relatively constant unless the person’s responsibilities are materially changed. We also may pay bonuses to reward exceptional performance or the achievement by the Company or an individual of targets to be agreed upon. The performance bonus target for each NEO is established by their employment agreement which are discussed in detail below. In the future, we expect an increasing percentage of our equity compensation to NEOs to be performance-based equity awards as they provide strong alignment between stockholder value and NEO performance.

Employment Agreements
On January 8, 2014, R. Daniel Brdar entered into an employment agreement with us that was subsequently amended on September 16, 2014.

As compensation for his services, Mr. Brdar receives an annual salary of $315,000 per year. Each year, Mr. Brdar and the Compensation Committee will meet to discuss performance objectives and targets for him, personally, and for the Company for the year (the “Performance Goals”). Mr. Brdar and the Compensation Committee have not yet set Performance Goals for 2017. If the Performance Goals are satisfactorily achieved during the period or periods designated, as determined by the Compensation Committee, Mr. Brdar will be eligible to receive a target performance bonus in the amount of 75% of his annual salary.

The Company issued a non-qualified stock option to Mr. Brdar (the “Inducement Option”) to purchase 250,000 shares of the Company’s common stock at a per share exercise price of $7.14, equal to the closing price of the Company’s common stock on January 8, 2014, the date of grant. The right to purchase the shares subject to the Inducement Option vests in equal increments over a period of four years, beginning on the first anniversary of the date of grant and continuing thereafter on each subsequent anniversary date. The Inducement Option has a 10-year term and is not subject to the terms of the Company’s 2013 Equity Incentive Plan.

If Mr. Brdar’s services are terminated without cause at the election of the Company or as a result of a change in control, he will be entitled to receive (i) his accrued but unpaid annual salary and the value of unused paid time off through the effective date of the termination; (ii) his accrued but unpaid bonus; (iii) business expenses incurred prior to the effective date of termination; and (iv) severance (the “Severance Payment”) consisting of one year of his annual salary, less legal deductions. The Company may elect in its sole discretion whether to pay the Severance Payment in one lump sum or on regular pay days for the one year period following termination of Mr. Brdar’s employment. Mr. Brdar will be entitled to continue to participate in employee benefit plans, at the Company’s sole expense, for a period of one year following the termination of his employment. In addition, if Mr. Brdar’s services are terminated as a result of a change in control, any of his equity awards that were scheduled to vest following the termination of his employment will vest immediately.

Mr. Brdar will be entitled to receive the same benefits and opportunities to participate in any of the Company’s employee benefit plans which may now or hereafter be in effect on a general basis for executive officers or employees. During his employment, the Company will provide, at the Company’s sole expense, health insurance benefits for Mr. Brdar and his spouse under the same policy or policies generally available to other executive officers of the Company.

On August 11, 2014, we entered into an employment agreement with Ryan O’Keefe, our Senior Vice President of Business Development. As compensation for his services, Mr. O'Keefe receives an annual salary of $230,000 per year. On September 16, 2014, we entered into a new employment agreements with William Alexander, our Chief Technology Officer, and Timothy Burns, our Chief Financial Officer. As compensation for their services, Mr. Alexander receives a salary of $234,500 per year and Mr. Burns receives a salary of $210,000. With the exception of the annual compensation, the material terms of the employment agreements of these three executives are substantially the same.

Under the employment agreements, each executive is eligible for an annual bonus with a target performance bonus equal to 50% of the executive’s annual salary. The actual performance bonus percentage for a given year is to be determined by the Compensation Committee, based upon standards and goals agreed to by the Compensation Committee and the executive. The Compensation Committee and the executives have not yet agreed upon Performance Goals for 2017. Each executive may receive equity awards at the discretion of the Compensation Committee.

Under the terms of their employment agreements, the executives receive an annual cost of living increase and are entitled to participate in any of our employee benefit plans which may now be, or in the future will be, in effect on a general basis for our executive officers or employees. Additionally, we provide, at the Company’s sole expense, healthcare benefits for the executive, his spouse and his children as well as four weeks paid-time-off each year. Mr. Burns elected to waive his Company paid benefits in 2016 and 2015.

The employment agreements will be terminated if the executive is disabled or voluntarily resigns from his employment. We may terminate the executive’s employment for cause or on 30 days written notice. If his employment is terminated by us without cause, the executive will receive his accrued but unpaid salary and the value of unused paid time off through the effective date of the termination, any accrued but unpaid bonus, business expenses incurred prior to the effective date of the termination, and severance (the “Severance Payment”) consisting of six months’ salary, less legal deductions. We may elect, in our sole discretion, whether to pay the Severance Payment in one lump sum or on regular pay days for the six months following termination of the executive’s employment. The executive will also be entitled to continue to participate in employee benefit plans, at the Company’s sole expense, for six months following the termination of his employment.

If the executive’s employment is terminated as a result of a change in control, as defined in his employment agreement, the executive will be entitled to receive his accrued but unpaid salary and the value of unused paid time off through the effective date of the termination, any accrued but unpaid bonus, business expenses incurred prior to the effective date of the termination, and an amount equal to one-half of his salary. In addition, any equity award that was scheduled to vest following the termination of his employment will vest immediately upon the termination of the executive’s employment as a result of a change in control. The executive’s employment will be deemed to have been terminated as a result of a change in control if the termination occurs during the period that begins when negotiations for the change in control begin and ends on the six month anniversary of the closing of the change in control transaction and such termination is not a termination for cause or a termination as a result of his death, disability or election.

2013 Equity Incentive Plan
On May 17, 2013, the Company adopted the 2013 Equity Incentive Plan (the “Plan”) and reserved shares of common stock for issuance under the Plan, including stock options, stock awards and stock bonuses, not to exceed a maximum of 839,983. In 2015, the stockholders approved an amendment to the Plan which increased shares available for issuance under the Plan by 1,250,000 shares and the Plan was restated in order to clarify the types of awards allowable under the plan to include restricted stock and performance stock units ("PSUs"). The Plan is administered by the Compensation Committee of the Company’s Board of Directors. The persons eligible to participate in the Plan are employees (including officers), members of the Board of Directors, consultants and other independent advisors and contractors who provide services to the Company. Options issued under the Plan may have a term of up to ten years and may have variable vesting. The typical vesting schedule for stock options awarded under the Plan is a four year annual vesting schedule for employees and a one-year quarterly vesting schedule for Board members.

At December 31, 2016, there were 655,127 shares of common stock available for issuance under the Plan.

Outstanding Equity Awards
The following table sets forth certain information concerning outstanding equity awards for our NEOs at December 31, 2016. No options were exercised by our NEOs during the last two fiscal years.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price ($)	Option expiration date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
R. Daniel Brdar(2)	187,500	62,500	$7.1400	1/8/2024	—	$—
R. Daniel Brdar(3)	100,000	100,000	$7.8400	9/16/2024	—	$—
R. Daniel Brdar(4)	—	—	$—	—	18,750	$61,875
Timothy Burns(5)	22,500	7,500	$5.0000	11/21/2023	—	$—
Timothy Burns(3)	62,500	62,500	$7.8400	9/16/2024	—	$—
Timothy Burns(7)	—	—	$—	—	11,000	$36,300
William Alexander	41,999	—	$5.0000	7/19/2023	—	$—
William Alexander(3)	37,500	37,500	$7.8400	9/16/2024	—	$—
Ryan O’Keefe(6)	35,000	35,000	$7.9000	9/8/2024	—	$—
Ryan O’Keefe(8)	—	—	$—	—	24,000	$79,200

(1)	Value is based on the closing market price of our common stock on December 31, 2016 of $3.30.

(2)	Stock options vest in equal increments of shares over a period of 4 years, beginning on December 31, 2014 and continuing thereafter on December 31, 2015, 2016, and 2017.

(3)	Stock options vest in equal increments of shares over a period of 4 years, beginning on September 16, 2015 and continuing thereafter on September 16, 2016, 2017, and 2018.

(4)
Mr. Brdar was granted 75,000 PSUs on January 5, 2016. Each PSU represents a contingent right to one share of common stock and vests based on the satisfaction of stock-price based performance targets ranging between $10 per share and $16 per share and the completion of a 4 year service period. The table represents the minimum achievement level of the performance goals to which the award is subject.

(5)	Stock options vest in equal increments of shares over a period of 4 years, beginning on November 21, 2014 and continuing thereafter on November 21, 2015, 2016, and 2017.

(6)	Stock options vest in equal increments of shares over a period of 4 years, beginning on September 8, 2015 and continuing thereafter on September 8, 2016, 2017, and 2018.

(7)
Mr. Burns was granted 44,000 PSUs on January 5, 2016. Each PSU represents a contingent right to one share of common stock and vests based on the satisfaction of stock-price based performance targets ranging between $10 per share and $16 per share and the completion of a 4 year service period. The table represents the minimum achievement level of the performance goals to which the award is subject.

(8)
Mr. O’Keefe was granted 96,000 PSUs on September 10, 2015. Each PSU represents a contingent right to one share of common stock and vests based on the satisfaction of stock-price based performance targets ranging between $9 per share and $15 per share and the completion of a 4 year service period. The table represents the minimum achievement level of the performance goals to which the award is subject.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED SHAREHOLDER MATTERS

We have set forth in the following table certain information regarding our voting securities beneficially owned by (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our directors and named executive officers, and (iii) all executive officers and directors as a group. Generally, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days pursuant to options, warrants, conversion privileges or similar rights. Unless otherwise indicated, ownership information is as of April 25, 2017, and is based on 13,996,782 shares of common stock outstanding on that date.

Names and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		% of Shares Owned
Directors and Officers:
R. Daniel Brdar, Chief Executive Officer, President and Director	311,850	(3)	2.2%
Timothy Burns, Chief Financial Officer, Secretary and Treasurer	103,800	(4)	0.7%
William Alexander, Chief Technology Officer and Director	481,295	(5)	3.4%
Ryan O’Keefe, Senior Vice President, Business Development	44,300	(6)	0.3%
Mark Baum, Director	126,634	(7)	0.9%
Lon E. Bell, Interim Chairman of the Board	283,493	(8)	2.0%
David B. Eisenhaure, Director	72,801	(9)	0.5%
All Directors and Officers as a Group	1,424,173		10.0%

5% Owners:
Peter A. Appel(10)	1,535,226	(11)	9.99%(12)
AWM Investment Company, Inc.(13)	1,346,935		9.6%

(1)	The address of each officer and director is 4120 Freidrich Lane, Suite 100, Austin, TX 78744.

(2)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, as amended, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, the shares of common stock listed above are owned as of April 25, 2017, and are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(3)	Includes 24,350 shares of common stock and 287,500 shares subject to vested options to purchase common stock.

(4)	Includes 18,800 shares of common stock and 85,000 shares subject to vested options to purchase common stock.

(5)	Includes 404,796 shares of common stock and 79,499 shares subject to vested options to purchase common stock.

(6)	Includes 9,300 shares of common stock and 35,000 shares subject to a vested option to purchase common stock.

(7)
Includes 62,761 shares of common stock held by the Beadore Trust dated March 20, 2015, 49,490 shares subject to vested options to purchase common stock and 14,383 shares of common stock issuable upon the exercise of warrants held by the Beadore Trust.

(8)
Includes 132,661 shares of common stock held in Dr. Bell’s name, 58,192 shares of common stock held by the Bell Family Trust, of which Dr. Bell is the trustee and has sole voting and investment control with respect to the shares of common stock, 49,490 shares subject to vested options to purchase common stock and 43,150 shares of common stock issuable upon the exercise of warrants held by the Bell Family Trust.

(9)	Includes 23,311 shares of common stock and 49,490 shares subject to vested options to purchase common stock.

(10)	Mr. Appel’s address is 3505 Main Lodge Drive, Coconut Grove, Florida 33133.

(11)	Includes 1,233,177 shares of common stock and 302,049 shares of common stock issuable upon the exercise of warrants.

(12)
The warrants held by Mr. Appel may be exercised only to the extent that the total number of shares of common stock then beneficially owned by Mr. Appel does not exceed 9.99% of the outstanding shares of our common stock.

(13)
Includes 677,434 shares of common stock held by Special Situations Fund III QP, L.P. (QP), 196,927 shares of common stock held by Special Situations Cayman Fund, L.P. (Cayman), 70,431 shares of common stock held by Special Situations Technology Fund, L.P. (Tech) and 402,143 shares of common stock held by Special Situations Technology Fund II, L.P. (TechII). AWM Investment Company, Inc. (AWM) is the investment adviser to QP, Cayman, Tech and Tech II. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Marxe, Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the funds listed above. The address for AWM Investment Company, Inc. is 527 Madison Avenue, Suite 2600, New York, New York, 10022.

Related Party Transactions
For the years ended December 31, 2016 and 2015 and through the date of this Proxy Statement (Reporting Period), described below are certain transactions or series of transactions between us and certain related persons.

Our executive officers have executed employment agreements with us and have received shares of common stock, options to purchase common stock or stock awards as compensation. Our independent directors also receive compensation for their services to us. See the section of this report titled “Executive Compensation” for a discussion of these transactions.

Previously, all options granted to non-employee directors under our 2013 Equity Incentive Plan (the "Plan") were exercisable for a period of three months following the termination of such director’s service with the Company for reasons other than cause, death or disability. In 2015, the Plan was amended to allow options awarded to non-employee directors to have a post termination exercise period that extends for the remaining life of the option.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees
The following table represents the fees billed to us for the fiscal years ended December 31, 2016 and 2015 by Gumbiner Savett Inc., our principal independent registered public accounting firm.

	2016	2015
Audit Fees(1)	$55,500	$55,500
Audit-Related Fees(2)	$8,550	$15,000
Tax Fees(3)	$9,449	$9,960
All Other Fees	—	$1,450

(1)
Audit Fees.  This category includes Gumbiner Savett Inc.’s audit of our annual financial statements that are normally provided by independent registered public accountants in connection with regulatory filings or engagements for those fiscal years.

(2)	Audit-Related Fees. This consist of fees billed for services associated with capital raise activities.

(3)	Tax Fees. This consists of fees incurred for U.S. federal and state return preparation and tax advice.

Representatives of Gumbiner Savett Inc. will not be present at the annual shareholders meeting. Stockholders wishing to communicate with Gumbiner Savett Inc. may send a written communication addressed to Gumbiner Savett Inc., 1723 Cloverfield Blvd, Santa Monica, CA 90404.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible and material non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services as part of the Audit Committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Gumbiner Savett Inc. is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors (“Audit Committee”) consists of the three non-employee directors named below and operates under a written charter adopted by the Board of Directors. The Board of Directors annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that the Chairman of the Audit Committee, Mark L. Baum, is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for selecting and engaging our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its charter, which the Board adopted and which the Audit Committee reviews on an annual basis.

Our management is responsible for preparing our financial statements and our financial reporting process. Gumbiner Savett Inc., our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles as of the end of the fiscal year.

The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

The Audit Committee has also discussed with Gumbiner Savett Inc. the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees. Additionally, Gumbiner Savett Inc. provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Gumbiner Savett Inc. its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 10-K for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Mark L. Baum, Chairman
Lon E. Bell, Ph.D.
David B. Eisenhaure

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Election
We have a Board consisting of five directors. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date.

The term of each of the directors, R. Daniel Brdar, William C. Alexander, Mark L. Baum, Lon E. Bell and David B. Eisenhaure, will expire on the date of the upcoming Annual Meeting. As Mr. Alexander is not being nominated for reelection, the board’s nominees for election by the stockholders to those five positions are the other four current members of the board of directors with one vacancy. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2018 and until their respective successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. The proxies cannot vote for more than four persons.

If a quorum is present at the Annual Meeting, then nominees will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE NOMINEES FOR DIRECTORS

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors (Audit Committee) has selected the independent registered public accounting firm of Gumbiner Savett Inc. to audit our consolidated financial statements for the fiscal year ending December 31, 2017 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection and ratification, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time, if it believes doing so would be in the best interests of us and our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its selection.

Gumbiner Savett Inc. has audited our financial statements annually since 2013.

Vote required
Approval of the ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote and present or represented at the Annual Meeting. A properly executed proxy marked “ABSTAIN” with respect to this matter is considered entitled to vote and, thus, will have the effect of a vote against this matter.

In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the Annual Meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF GUMBINER
SAVETT INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

REQUIREMENTS FOR ADVANCE NOTIFICATION OF STOCKHOLDER PROPOSALS

Stockholder proposals, other than nominations to our Board of Directors, must comply with the requirements of Article 11 of our Certificate of Incorporation and our Bylaws in order to be considered for inclusion in our proxy statement and form of proxy for our Annual Meeting. If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form and received by the Corporate Secretary of the Company no less than 30 and no more than 60 days prior to the date of the Annual Meeting. If we fail to provide at least 40 days public notice of the date of the Annual Meeting, your proposal must be received by the Corporate Secretary not later than the close of business on the tenth day following the date on which public disclosure of the date of the Annual Meeting was made. You are advised to review our Certificate of Incorporation and our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Our Certificate of Incorporation and Bylaws may be found on the corporate governance subsection of the investors section of our corporate website at www.idealpower.com.

Alternatively, stockholder proposals may be submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our Annual Meeting. If a stockholder proposal is submitted to us pursuant to Rule 14a-8, it must be received by us no later than January 8, 2018, which is 120 calendar days before the one-year anniversary of the date on which we first mailed this proxy statement, and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholder proposals should be addressed to our Corporate Secretary at 4120 Freidrich Lane, Suite 100, Austin, Texas 78744.

Proposals from stockholders that are received after the deadline likely will not be considered timely for consideration by the Committee for next year’s Annual Meeting.

OTHER MATTERS
The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2016 is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting. The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to, or call, Timothy Burns, Chief Financial Officer and Corporate Secretary, 4120 Freidrich Lane, Suite 100, Austin, Texas 78744, or (512) 264-1542.

Copies of the documents referred to in this proxy statement that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, 4120 Freidrich Lane, Suite 100, Austin, Texas 78744.

IDEAL POWER INC.
PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS CALLED FOR JUNE 21, 2017

The undersigned hereby appoints R. Daniel Brdar and Mark L. Baum, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Ideal Power Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of DLA Piper LLP (US), 401 Congress Avenue, Suite 2500, Austin, Texas 78701-3799 on June 21, 2017 at 8:30 a.m. local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

1.   The election of four directors to each serve until the election and qualification of his successor.

☐  FOR all nominees listed below (except as marked to the contrary below)
☐  WITHHOLD AUTHORITY to vote for all nominees listed below.
R. Daniel Brdar, Mark L. Baum, Lon E. Bell, David B. Eisenhaure

To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided.

______________________________________________________________________________________________________

2.   To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

By executing this proxy, the undersigned stockholder grants the proxies, in their discretion, the ability to vote on such other business as may properly come before the meeting or any adjournment thereof including without limitation, to vote to adjourn the meeting. Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned’s directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and ratification of the Gumbiner Savett Inc. as the Company’s independent registered public accounting firm and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies. The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice dated April 28, 2017 and the Proxy Statement for the meeting accompanying this proxy, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

Dated:

Signature

Signature, if held jointly

IMPORTANT:  Please date this proxy and sign exactly as your name or names appear(s) hereon. If the stock is held jointly, signatures should include both names. Personal representatives, trustees, guardians and others signing in a representative capacity should give full title. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.